ARISTOTLE FUNDS SERIES TRUST (THE “TRUST”)
Supplement dated February 5, 2024 to the Prospectus dated October 19, 2023, as may be supplemented and/or revised from time to time,
with respect to the series of the Trust (the “Aristotle Funds”)

Effective immediately, shares of Aristotle Value Equity Fund are offered in a separate Prospectus and Statement of Additional Information dated January 29, 2024.

Effective immediately, in the Overview of the Share Classes - Share Class Eligibility section on page 115, the following replaces the paragraph under Class R6 Shares:
Class R6 shares are available for investment without a minimum by (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Aristotle Funds at an omnibus or plan level, including: (i) plans established under IRC Sections 40l(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor; and (3) omnibus accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers. You may be required to provide written confirmation of your eligibility as a member of one of these categories. Asset-based fees for marketing support or account servicing are not available to be paid to intermediaries with respect to assets invested in Class R6 shares. Certain other institutional investors who purchase Class R6 shares directly with the Trust’s transfer agent are subject to a minimum initial investment of $1,000,000. The Trust reserves the right to waive or change eligibility criteria at its discretion. The Trust and Distributor reserve the right to reject any request to buy shares.

Please retain this Supplement with your Prospectus.
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